Property and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment
Property and equipment consisted of the following:

(Dollars in thousands)	Useful lives	June 30, 2018	December 31, 2017
Machinery and equipment	5-10	$10,594	$10,552
Computers and software	3	1,879	1,382
Leasehold improvements	6-10	408	425
Office equipment	5	89	89
Furniture and fixtures	5	187	187
Construction in process		723	135
Total		13,880	12,770
Accumulated depreciation		(7,961)	(7,301)
Property and equipment, net		$5,919	$5,469

Depreciation expense for the three months ended June 30, 2018 and June 30, 2017 were $0.3 million and $0.5 million, respectively. Depreciation and amortization expense for the six months ended June 30, 2018 and June 30, 2017 were $0.7 million and $0.9 million, respectively.

PROPERTY AND EQUIPMENT
Property and equipment consisted of the following:

		December 31,
(Dollars in thousands)	Useful lives	2017	2016
Machinery and equipment	5-10	$10,552	$15,150
Computers and software	3	1,382	1,343
Leasehold improvements	6-10	425	212
Office equipment	5	89	89
Furniture and fixtures	5	187	206
Construction in process		135	114
Total		12,770	17,114
Accumulated depreciation		(7,301)	(6,895)
Property and equipment, net		$5,469	$10,219

Depreciation and amortization expense for the years ended December 31, 2017 and 2016 was $1.9 million and $2.0 million respectively. For the years ended December 31, 2017 and December 31, 2016, the Company received proceeds and recognized a gain of $0.2 million and $0.1 million, respectively on the sale of property and equipment, which was previously written off or fully depreciated.
The Company evaluated long-lived assets and deemed certain manufacturing lines in China to be impaired. Impairment expense for the years ended December 31, 2017 and December 31, 2016 was $3.7 million and $0.0 million, respectively.